SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2003

Arden Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9904	95-3163136
(Commission File Number)	(IRS Employer Identification No.)

2020 S. Central Avenue Compton, California	90220
(Address of Principal Executive Offices)	(Zip Code)

(310) 638-2842
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release.

Item 9.  Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the attached press release is being provided under “Item 12. Results of Operations and Financial Conditions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC.
(Registrant)

Date: May 8, 2003	By:	/s/ David M. Oliver
	Name:	David M. Oliver
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release.